VAN KAMPEN UNIT TRUSTS, SERIES 519

              Select Turnaround Focus List Rollover Portfolio 2005


               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 4, 2005

         Notwithstanding anything to the contrary in the prospectus, the Mandatory Termination Date of the Portfolio as set forth under the Summary of Essential Financial Information is January 19, 2007.


Supplement Dated:  January 9, 2006